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Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-86378) pertaining to assumption of outstanding options under various Compaq stock plans,
(2)	Registration Statement (Form S-3ASR No. 333-181669) pertaining to an unspecified amount of debt securities, common stock, preferred stock, depositary shares and warrants,
(3)	Registration Statement (Form S-8 No. 333-124281) pertaining to the Executive Deferred Compensation Plan,
(4)	Registration Statement (Form S-8 No. 333-114253) pertaining to the 2004 Stock Incentive Plan,
(5)	Registration Statement (Form S-8 No. 333-124280) pertaining to the 2000 Employee Stock Purchase Plan,
(6)	Registration Statement (Form S-8 No. 333-35836) pertaining to the 2000 Stock Plan and 2000 Employee Stock Purchase Plan,
(7)	Registration Statement (Form S-8 No. 333-22947) pertaining to the 1997 Director Stock Plan,
(8)	Registration Statement (Form S-8 No. 333-124282) pertaining to the 2005 Executive Deferred Compensation Plan,
(9)	Registration Statement (Form S-8 No. 002-92331) pertaining to the Hewlett-Packard Company 401(k) Plan,
(10)	Registration Statement (Form S-8 No. 033-31496) pertaining to the Employee Stock Purchase Plan and Service Anniversary Stock Plan,
(11)	Registration Statement (Form S-8 No. 333-138783) pertaining to the Mercury Interactive Corporation Amended and Restated 1999 Stock Option Plan and Systinet Corporation 2001 Stock Option and Incentive Plan,
(12)	Registration Statement (Form S-8 No. 333-131406) pertaining to the 2003 Equity Incentive Plan of Peregrine Systems, Inc.,
(13)	Registration Statement (Form S-8 No. 333-129863) pertaining to the AppIQ, Inc. 2001 Stock Option and Incentive Plan,
(14)	Registration Statement (Form S-8 No. 333-146630) pertaining to the Opsware Inc. Amended and Restated 2000 Incentive Stock Plan,
(15)	Registration Statement (Form S-8 No. 333-145920) pertaining to the S.P.I. Dynamics Incorporated 2000 Stock Incentive Plan,
(16)	Registration Statement (Form S-8 No. 333-143632) pertaining to the Arteis Inc. Amended and Restated 2005 Stock Plan,
(17)	Registration Statement (Form S-8 No. 333-142175) pertaining to the PolyServe, Inc. 2000 Stock Plan,
(18)	Registration Statement (Form S-8 No. 333-140857) pertaining to the Bitfone Corporation 2001 Stock Incentive Plan,
(19)	Registration Statement (Form S-8 No. 333-153302) pertaining to the Amended and Restated 2003 Incentive Plan of Electronic Data Systems Corporation and the 1997 Nonqualified Stock Option Plan of Electronic Data Systems Corporation,
(20)	Registration Statement (Form S-8 No. 333-149437) pertaining to the EYP Mission Critical Facilities, Inc. 2001 Stock Option and Grant Plan,
(21)	Registration Statement (Form S-8 No. 333-156257) pertaining to the LeftHand Networks, Inc. Second Amended and Restated 2000 Equity Incentive Plan,
(22)	Registration Statement (Form S-8 No. 333-166269) pertaining to the Amended and Restated 3Com Corporation 2003 Stock Plan,
(23)	Registration Statement (Form S-8 No. 333-166270) pertaining to the Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan,
(24)	Registration Statement (Form S-8 No. 333-168101) pertaining to the Palm, Inc. 2009 Stock Plan, as amended, and the Amended and Restated Palm, Inc. 1999 Stock Plan,

(25)	Registration Statement (Form S-8 No. 333-169853) pertaining to the Fortify Software, Inc. 2004 Stock Option/Stock Issuance Plan, as amended,
(26)	Registration Statement (Form S-8 No. 333-169854) pertaining to the Amended and Restated 3PAR Inc. 2007 Equity Incentive Plan, the 3PARDATA, Inc. 2000 Management Stock Option Plan, as amended, and the 3PARDATA, Inc. 1999 Stock Plan, as amended,
(27)	Registration Statement (Form S-8 No. 333-170373) pertaining to the ArcSight, Inc. 2007 Equity Incentive Plan and the Amended and Restated ArcSight, Inc. 2002 Stock Plan,
(28)	Registration Statement (Form S-8 No. 333-173784) pertaining to the Hewlett-Packard Company 2011 Employee Stock Purchase Plan,
(29)	Registration Statement (Form S-8 No. 333-174389) pertaining to the Stonebraker Systems, Inc. 2005 Stock Plan,
(30)	Registration Statement (Form S-8 No. 333-177263) pertaining to the Autonomy Corporation plc 2008 U.S. Share Option Plan, the Interwoven, Inc. 1999 Equity Incentive Plan, the Interwoven, Inc. 2000 Stock Incentive Plan, the Interwoven, Inc. 2008 Equity Incentive Plan, the Optimost LLC 2006 Equity Compensation Plan, the Verity, Inc. 1996 Nonstatutory Stock Option Plan and the Zantaz, Inc. 1998 Stock Plan, and
(31)	Registration Statement (Form S-8 No. 333-188108) pertaining to the Second Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan;

of Hewlett-Packard Company of our reports dated December 17, 2014, with respect to the consolidated financial statements of Hewlett-Packard Company, and the effectiveness of internal control over financial reporting of Hewlett-Packard Company included in this Annual Report (Form 10-K) for the year ended October 31, 2014.

/s/ ERNST & YOUNG LLP

San Jose, California
December 17, 2014

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  Exhibit 23
Consent of Independent Registered Public Accounting Firm